U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) or the Securities Exchange Act of 1934

                       Date of Report: February 01, 2002

                           Baxtrom & Associates, Inc.
             (Exact Name Of Registrant As Specified In Its Charter)


                          Commission File No. 000-32753

           Nevada                                             86-1024819
(State or other Jurisdiction of                           (I.R.S. Employer
incorporation or organization)                          Identification Number.)

                       7373 N Scottsdale Road, Suite D215,
                              Scottsdale, AZ 85253.
                                  480-941-4902

(Address, including zip code, including area code, and telephone number of registrant's principal executive offices)


                                      None
         (Former name and former address, if changed since last report)



ITEM 5. OTHER EVENTS

     Amendments to the Company's Articles of Incorporation

     The Shareholders of the Company have approved an amendment to its Articles of Incorporation.

     The amendment is to Article I , and is made for the purpose of changing the name of the Corporation from Baxtrom & Associates, Inc. to CemTech Industries Limited. The name change became effective on February 01, 2002. On February 11, 2002, the Corporation filed with the Secretary of State of the State of Nevada a Certificate of Amendment to its Articles of Incorporation, evidencing such name change.

     The date of adoption of the above amendment to Articles I by the Shareholders of this Corporation, is February 01, 2002.

     Change of company address

     In connection with the above amendment and events having taken place, the Company has changed its address to 7373 N Scottsdale Road, Suite D215, Scottsdale, AZ 85253.


ITEM 7. FINANCIALS STATEMENTS AND EXHIBITS

     Financial Statements: None

     Exhibit 1 - Articles of Amendment




                                   SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, who are duly authorized.

                                       Registrant: Kaufman & Hurtz, Inc.
                                       Date: February 01, 2002
                                       /s/ Theodore K. Canton
                                       -------------------------------
                                       Theodore K. Canton
                                       President and Director